Norfolk Southern Corporation Long-Term Incentive Plan

 2009 Award Agreement

            This AGREEMENT dated as of January 29, 2009 (Award Date), between NORFOLK SOUTHERN CORPORATION (Corporation), a Virginia corporation, and [Full Name] (Participant), Employee ID No. [EMP ID].

1.       Agreement Contingent Upon Execution of this Agreement and of Non-Compete.  This Award made to the Participant on the Award Date is contingent upon the Participant's execution and return to the Corporate Secretary of this Agreement and a non-compete agreement, a copy of which is attached hereto as Appendix A.  This Award shall be void, and the Participant shall not be entitled to any rights hereunder, unless the Participant executes and returns this Agreement and the non-compete agreement attached hereto as Appendix A to the Corporate Secretary on or before February 27, 2009.

2.       Terms of Plan Govern.  Each Award made hereunder is made pursuant to the Norfolk Southern Corporation Long‑Term Incentive Plan (Plan), all the terms and conditions of which are deemed to be incorporated in this Agreement and which forms a part of this Agreement.  The Participant agrees to be bound by all the terms and provisions of the Plan and by all determinations of the Committee thereunder.  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.

3.       Award of Incentive Stock Option and Non-Qualified Stock Option.  The Corporation hereby grants to the Participant on Award Date an Incentive Stock Option to purchase [ISOs] (ISOs) shares of the Corporation's Common Stock and a Non-Qualified Stock Option to purchase [NQSOs] (NQSOs) shares of the Corporation's Common Stock, both at a price of $[Share_Price] per share, which is equal to the higher of (i) the Fair Market Value or (ii) the Closing Market Price of the Corporation's Common Stock on the Award Date.  For purposes of this Agreement, the term "Closing Market Price" means the price at which the Corporation's Common Stock was last sold in the principal United States market for such Common Stock as of the Award Date.  The Non-Qualified Stock Option shall not be treated as an Incentive Stock Option.

(a)     Duration of Option.  This Option (to the extent not earlier exercised) will expire at 11:59 p.m. on January 28, 2019, being ten (10) years from the Award Date, except that the term of the Option is subject to earlier termination if the Participant's employment with the Corporation or a Subsidiary Company is terminated for any reason other than Retirement, Disability, or death, in which case the Option shall expire at the close of business on the last day of active service by the Participant with the Corporation or a Subsidiary Company.  If the Participant is granted a leave of absence and his or her employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence, the Option grant shall expire at the close of business on the last day of employment with the Corporation or a Subsidiary Company.  If the Participant Engages in Competing Employment (as defined in the Plan) within a period of three years following Retirement or Disability, the term of this Option shall terminate immediately, and all rights of the Participant to such Options shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.  In addition, the term of the Option is subject to earlier termination upon the grant of a new Award, with the Participant's consent, to replace the Option in connection with the merger or consolidation of the Corporation.

(b)     Exercise of Option.  This Option may be exercised in whole or in part at any time or times prior to its expiration; provided that any purchase of less than all of the shares of Common Stock then subject to exercise shall be for 50 shares or a multiple thereof; and provided further that the first exercise of this Option shall not occur before the fourth anniversary of the date on which the Option was granted.  Notwithstanding the foregoing, if the Participant's employment with the Corporation or a Subsidiary Company is terminated by reason of the Participant's Retirement or death before the fourth anniversary of the date on which the Option was granted, the Participant (or, in the case of death, the Participant's Beneficiary) may first exercise this Option on the later of the first anniversary of the date on which this Option was granted or the effective date of the Participant's Retirement or death.  Notice of the exercise of all or any part of this Option shall be given in the manner prescribed by the Secretary of the Corporation.  Such notice shall be irrevocable, shall specify the number of shares to be purchased and the purchase price to be paid therefore, and must be accompanied by the payment of the purchase price as provided in paragraph 3(c) herein.  Upon the exercise of such Option, the Corporation will distribute the Common Stock being purchased.

(c)     Payment of Option Price.  The purchase price of Common Stock upon exercise of this Option shall be paid in full to the Corporation at the time of the exercise of the Option in cash (including check) or by the surrender to the Corporation of shares of previously acquired Common Stock which shall have been held by the Participant for at least twelve (12) months and which shall be valued at Fair Market Value on the date the Option is exercised, or by a combination of cash and such Common Stock.

(d)     Non‑transferability.  The Option is not transferable other than by will or the applicable laws of descent and distribution following the death of the Participant.  This Option may be exercised during the lifetime of the Participant only by the Participant, and following death only by the Participant's Beneficiary.

4.       Award of Restricted Stock Units.  The Corporation hereby grants to the Participant on Award Date [RSUs] Restricted Stock Units.  Each Restricted Stock Unit is a contingent right to receive a Restricted Stock Unit Share, subject to the restrictions and other terms and conditions set forth in the Plan and this Agreement.  Each Restricted Stock Unit shall equal the Fair Market Value of one share of the Common Stock of the Corporation on the date all applicable restrictions lapse.

            The Participant's Award of Restricted Stock Units shall be recorded in a memorandum account. The Participant shall have no beneficial ownership interest in the Common Stock of the Corporation represented by the Restricted Stock Units awarded.  The Participant shall have no right to vote the Common Stock represented by the Restricted Stock Units awarded or to receive dividends, except for Dividend Equivalent payments as set forth below.

(a)     Restriction Period.  The Restricted Stock Units are subject to a five-year Restriction Period.

(b)     Restrictions.  Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph 4(c) of this Agreement, Restricted Stock Units shall be subject to the following restrictions:

                                     i.        the Participant shall not be entitled to receive the certificate or certificates representing the Restricted Stock Unit Shares to which the Participant may have a contingent right to receive in the future;

                                   ii.        the Restricted Stock Units may not be sold, transferred, assigned, pledged, conveyed, hypothecated, used to exercise options or otherwise disposed of; and

                                  iii.        the Restricted Stock Units may be forfeited immediately as provided in this Agreement and in the Plan.

(c)     Distribution of Restricted Stock Units.

                                     i.        If the Participant to whom Restricted Stock Units have been granted remains in the continuous employment of the Corporation or a Subsidiary Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Stock Units shall lapse and whole shares of Common Stock of the Corporation equal to the Fair Market Value on the date all applicable restrictions of the awarded Restricted Stock Units have lapsed shall be distributed to the Participant, with any fraction of a whole share of Common Stock paid to the Participant in cash.

                                   ii.        If the employment of the Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the Restricted Stock Units shall be forfeited immediately and all rights of the Participant with respect to such Restricted Stock Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

If the Participant is granted a leave of absence before the expiration of the Restriction Period, the Participant shall not forfeit any rights with respect to any Restricted Stock Units subject to the Restriction Period, except for Dividend Equivalent Payments as provided in Section 5 of this Agreement, unless the Participant's employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence, at which time all rights of the Participant with respect to such Restricted Stock Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

If the Participant's employment is terminated by reason of the Retirement, Disability or death of the Participant in service before the expiration of the Restriction Period, the restrictions on the Restricted Stock Units shall lapse upon the expiration of the Restriction Period.  At such time, whole shares of Common Stock equal to the Fair Market Value of the Restricted Stock Units on the date all applicable restrictions of the Restricted Stock Units have lapsed shall be distributed to the Participant or the Participant's Beneficiary in the event of the Participant's death, with any fraction of a whole share of Common Stock paid to the Participant in cash.  Notwithstanding the foregoing, if the Participant's employment is terminated by reason of the Retirement or Disability of the Participant in service before the expiration of the Restriction Period and the Participant Engages in Competing Employment (as defined in the Plan) prior to expiration of the Restriction Period, then the Restricted Stock Units shall be forfeited immediately and all rights of the Participant to such Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

                                  iii.        The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Stock Units.  Notwithstanding any waiver, any delivery of Restricted Stock Units to the Participant may not be made earlier than delivery would have been made absent such waiver of restrictions.

5.       Dividend Equivalent Payments.  Except as otherwise provided herein, for a period of four (4) years from the date of this Agreement, the Corporation shall make to the Participant who holds an option under this Agreement on the declared record date a cash payment on the outstanding shares of Common Stock covered by this Option, payable on the tenth (10th) day of March, June, September and December, in an amount equal to dividends declared by the Board of Directors of the Corporation and paid on Common Stock.  If the employment of the Participant is terminated for any reason, including Retirement, Disability or death, the Corporation shall have no further obligation to make any payments commensurate with dividends on shares of Common Stock covered by this Option.

The Corporation shall make to a Participant who holds Restricted Stock Units on the declared record date a cash payment on the number of shares of Common Stock represented by the Restricted Stock Units held by Participant on such date, payable on the tenth (10th) day of March, June, September, and December, equal to dividends declared by the Board of Directors of the Corporation and paid on Common Stock.

Dividend equivalent payments shall not be made during a Participant's leave of absence.  No dividend equivalent payments shall be made with respect to the award, if any, of Performance Share Units hereunder.

6.       Award of Performance Share Units. The Corporation hereby confirms an Award to the Participant on Award Date of [PSUs] Performance Share Units (PSUs) under the Plan.  The award of PSUs shall entitle the Participant to receive shares of Common Stock of the Corporation upon the Corporation's achievement over a Performance Cycle of performance goals established by the Committee at the time of grant for three equally weighted Performance Criteria: (a) the three-year average total return to the Corporation's stockholders as compared with the average total return on all stocks comprising the S&P 500 Composite Stock Price Index; (b) the Corporation's three-year return on average capital invested; and (c) the Corporation's three-year average operating ratio.  Any PSUs earned at the end of the three-year Performance Cycle shall be distributed in whole shares of Common Stock of the Corporation, with any fraction of a whole share of Common Stock paid to the Participant in cash.

If the employment of the Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Performance Cycle, all PSUs awarded hereunder shall be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.  If the Participant is granted a leave of absence before the end of the Performance Cycle, the Participant shall not forfeit rights with respect to any Performance Shares that were being earned during the Performance Cycle, unless the Participant's employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence, at which time the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle.  If a Participant's employment is terminated before the end of the Performance Cycle by reason of Retirement, Disability or death, the Participant's rights with respect to any Performance Shares being earned during the Performance Cycle shall, continue as if the Participant's employment had continued through the end of the Performance Cycle.  Notwithstanding the foregoing, if the Participant Engages in Competing Employment (as defined in the Plan) following Retirement or Disability before the end of the Performance Cycle, then Participant shall immediately forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle without further obligation on the part of the Corporation or any Subsidiary Company.

7.  Savings Clause for Rules of Professional Responsibility.  Nothing contained in this Agreement will operate or be construed to restrict a lawyer in the practice of law in contravention of Rule 5.6 of the Virginia Rules of Professional Conduct or a similar professional conduct rule applicable to a lawyer who is an active member of any other state bar.

8.  Tax Withholding.  The minimum necessary tax withholding obligation with respect to an award of Restricted Stock Units or Performance Share Units will be satisfied with shares of Common Stock of the Corporation upon distribution of such award.

            IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation by its officer thereunto duly authorized, and by the Participant, in acceptance of the above‑mentioned Award, subject to the terms of the Plan and of this Agreement, all as of the day and year first above written.

                                                            By: _____________________________________________

                                                                        [Full Name]

                                                                        Emp. ID No. [EMP ID]

                                                             By:

                                                                        NORFOLK SOUTHERN CORPORATION

Appendix A

Non-Compete Agreement

THIS AGREEMENT (the "Agreement") is executed by and between [Full Name] (Employee), Employee ID No. [EMP ID] and Norfolk Southern Corporation ("NS" or "Company").  The term NS or Company includes NS' affiliated companies including, but not limited to, Norfolk Southern Railway Company and its rail subsidiaries.

WHEREAS, Employee is a participant in the Norfolk Southern Corporation Long-Term Incentive Plan ("LTIP" or "Plan") and is eligible to receive a 2009 award under such Plan, subject to certain terms and conditions of that Plan; and

WHEREAS, execution of this  Agreement and delivery of same to NS' Corporate Secretary is a condition to Employee's receipt of a 2009 award under the LTIP; and

WHEREAS, Employee is willing to enter into this Agreement and deliver same to NS to satisfy that condition in order to receive a 2009 award.

NOW THEREFORE the parties hereto do hereby covenant and agree as follows:

1.   NS agrees that, upon Employee executing this Agreement and delivering same to the NS Corporate Secretary, Employee will be provided a 2009 award under the LTIP on the terms and conditions set forth in the 2009 Award Agreement and will continue to receive confidential NS business and operational information as required by the duties of his or her position.

2.   Employee agrees that the LTIP award is consideration for entering into this Agreement and that in consideration of the award Employee will abide by the covenants and obligations contained in this Agreement.

 3.  From the last date of his or her employment with the Company and for a period of two (2) years thereafter, and irrespective of the reason for such separation, whether voluntary or involuntary, Employee will not, on his or her own behalf or in the service of or on behalf of others, including, but not limited to, as a consultant, independent contractor, owner, partner, joint venturer or employee:

(a)     work for or provide services to any "competitor" of the Company "in a capacity involving substantially the same or similar work he or she performed for the Company" in the five (5) years preceding the last date of his or her employment with the Company.

(b)     solicit, recruit, entice or persuade any employee of the Company to leave the        employment of the Company in order to work for or provide services for any  "competitor" of the Company, "in a capacity involving substantially the same or similar work the employee performed for the Company" in the previous five (5) years.

(c)     solicit, contact, attempt to divert, or appropriate any "customer or account" of the Company for the purpose of "providing the same or similar services as provided by the Company".

The term "competitor" is defined as any Class I rail carrier headquartered in the United States (including, without limitation, a holding or other company that controls or operates, or is controlled by or under common control with, any Class I rail carrier headquartered in the United States). The phrase "in a capacity involving substantially the same or similar work he or she performed for the Company", in sub-paragraph (a) above, means being involved in the same work or closely related work to that which Employee performed for the Company and, if Employee occupied a position at the vice president level or above for the Company, includes, without limitation, any work at the vice president level or above for a competitor. The phrase "in a capacity involving substantially the same or similar work the employee performed for the Company", in sub-paragraph (b) above, means being involved in the same work or closely related work to that which the employee performed for the Company and, if the employee occupied a position at the vice president level or above for the Company, includes, without limitation, any work at the vice president level or above for a competitor. The phrase "providing the same or similar services as provided by the Company", in sub-paragraph (c) above, means being in the same or closely related line of business as the Company for or on behalf of a competitor of the Company.  A "customer or account" is defined as any individual or entity with whom Employee worked on behalf of the Company within two (2) years of his or her last date of employment with the Company; provided, however, that any individual or entity that ceased its business relationship with Company during this two (2) year period, and did not thereafter resume such relationship, for reasons not related to the Employee, will not be considered a "customer" or "account."

Nothing contained in this paragraph 3 will operate or be construed to restrict a lawyer in the practice of law in contravention of Rule 5.6 of the Virginia Rules of Professional Conduct or a similar professional conduct rule applicable to a lawyer who is an active member of any other state bar.

4.   Employee covenants and agrees that any confidential or proprietary information acquired by him or her during his or her employment with the Company (including information of or concerning a customer of the Company) is the exclusive property of the Company, and Employee acknowledges that he or she has no ownership interest or right of any kind to said property.  Except as otherwise required by law, Employee agrees that during his or her employment with the Company and after the termination of that employment, and irrespective of the reason for such separation, whether voluntary or involuntary,  he or she will not, either directly or indirectly, use, access, disclose, or divulge to any unauthorized party , for his or her own benefit or to the detriment of the Company, any confidential or proprietary information of the Company which he or she may have acquired or been provided during his or her employment with the Company, whether or not developed or compiled by the Employee, and whether or not Employee was authorized to have access to such information.  Nothing herein shall affect Employee's obligations as set forth in the Patent Agreement between Employee and the Company.

For the purposes of the above, the term "confidential or proprietary information" includes, without limitation, the identity of or other facts relating to the Company, its customers and accounts, its marketing strategies, financial data, trade secrets, other intellectual property or any other information acquired by the Employee as a result of his or her employment with the Company such that if such information were disclosed, such disclosure could act to the prejudice of the Company.  The term "confidential or proprietary information" does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of the Company. The term "unauthorized party" means any firm, entity (including governmental entities), or person (whether outsiders or employees of the Company), who is not specifically authorized by the Company to receive such confidential or proprietary information.

Employee agrees that if he or she believes that he or she is required by law or otherwise to reveal any confidential or proprietary information of the Company, he or she or his or her attorney, except as otherwise prohibited by law, will promptly contact NS's Law Department prior to disclosing such information in order that the Company can take appropriate steps to safeguard the disclosure of such confidential and proprietary information.

Nothing in this paragraph or Agreement should be construed, either expressly or by implication, as limiting the maximum protections which may be available to the Company under appropriate state and federal common law or statute concerning the obligations and duties of the Employee to protect the Company's property and/or confidential and proprietary information, including, but not limited to, under the federal Uniform Trade Secrets Act or the Virginia Uniform Trade Secrets Acts. Employee also acknowledges his or her duty to refrain from any action which would harm or have the potential to harm the Company, or the Company's customers, including, but not limited to, breaching the fiduciary duties Employee owes the Company, both during the Employee's employment and after the termination of that employment.

5.   Employee acknowledges and agrees that the breach of this Agreement, or any portion thereof, may result in irreparable harm to the Company, the monetary value of which could be difficult to establish.  Employee therefore agrees and consents that the Company shall be entitled to injunctive relief or such other equitable relief as is necessary to prevent a breach by Employee of any of the covenants or provisions contained in this Agreement. Nothing contained in this paragraph shall be construed as prohibiting the Company from pursuing any legal remedies available to the Company for such breach of this Agreement, including the recovery of damages from the Employee.

6.   The parties agree that this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia without regard to Virginia's choice of law rules.  Employee consents to the personal jurisdiction of the federal and/or state courts serving the Commonwealth of Virginia and waives any defenses of forum non conveniens.  The parties agree that any and all initial judicial actions instituted under this Agreement or relating to its enforceability shall only be brought in the United States District Court for the Eastern District of Virginia, Norfolk Division or the appropriate state court in the City of Norfolk, Virginia regardless of the place of residence or work location of the Employee at the time of such action.

7.   Each provision and sub-provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or sub-provision of this Agreement shall be adjudged to be invalid under applicable law, the remainder of the Agreement is severable and shall continue in full force and effect.  Should a court of competent jurisdiction declare any of the provisions of paragraphs 3 or 4, or other paragraphs, invalid or unenforceable, the parties acknowledge and agree that the court may revise or reconstruct such invalid or unenforceable provisions to better effectuate the parties' intent to reasonably restrict the activity of the Employee to the greatest extent afforded by law and needed to protect the business interests of the Company.

8.   Employee understands and agrees that nothing in this Agreement creates a contract of employment for any specific duration. The obligations contained in this Agreement shall survive the termination of the Employee's employment with the Company, however caused, and irrespective of the existence of any claim or cause of action by the Employee against the Company.

9.   This Agreement will become effective immediately upon execution by the parties and remain in effect for a period of two (2) years thereafter, provided that if Employee's employment with the Company ends within that two (2) year period, his or her obligations under paragraph 3 of this Agreement (and all associated remedial provisions of this Agreement) will continue in effect for not less than the duration provided by those provisions of the Agreement.

            The parties have each executed this Agreement on the dates indicated opposite their names.

Date:_________________                       By:_____________________________________________

                                                                        [Full Name]

                                                                        Employee ID No. [EMP ID]

February 2, 2009                                    By:

                                                                        NORFOLK SOUTHERN CORPORATION